Exhibit 10.1

May 24, 2013

Mr. Lance Leonard
CEO
True Drinks Inc.
18552 MacArthur Blvd. #325
Irvine, CA 92612

Dear Lance:

                      This letter (the “Agreement”) constitutes the agreement between True Drinks Inc., a Nevada corporation (the “Company”) and Axiom Capital Management, Inc. (“Axiom”, the “Placement Agent”) that Axiom shall serve as the placement agent for the Company, during the Term (defined under Paragraph B. below), in connection with the proposed Bridge Offering (the “Bridge Offering” or “Offering”) by the Company of Securities which may be comprised of any combination of senior debt, preferred equity, convertible notes (debentures) or common equity, and warrants in any combination as further defined in the Offering Documents described below (the “Securities”) to accredited investors who invest in the Bridge Offering (the “Purchasers”).  It is currently contemplated that the Bridge Offering will raise up to three million dollars ($3,000,000).  The Bridge Offering will be coordinated with, and conditioned upon the completion of satisfactory due diligence by the Purchasers and the Company’s execution and delivery of this Placement Agent Agreement, Bridge Notes, Security Agreements, Collateral Agent Agreements, Subordination Agreements, Securities Purchase Agreements, Warrants, Placement Agent Warrants, Escrow Agreements and/or other ancillary documents contemplated by the forgoing (collectively the “Offering Documents”).  If, all or any part of the Bridge Offering is consummated by the Company with a Purchaser, then Company shall owe the Placement Agent the Fees and Expenses as outlined in Section A below.

A.           Fees and Expenses.  In connection with the services described above, the Company shall pay to Axiom the following:

1.            Private Placement Fee. As compensation for its services in connection with the Bridge Offering, the Company shall pay to Axiom a cash placement fee equal to ten percent (10.0%) of the aggregate purchase price paid by each Purchaser of Securities in the Bridge Offering (the “Placement Agent’s Fee”) at each Closing.  The Placement Agent’s Fee will be deducted from the gross proceeds of the Securities sold at each Closing. The Placement Agent will also receive a cash fee equal to six percent (6.0%) of all amounts received by the Company in connection with the exercise of the Warrants by Purchasers issued in the Bridge Offering by December 31, 2014.

2.           Expenses.  Regardless of whether the Bridge Offering is closed during the Term of this Agreement, and promptly and within five (5) days following presentation of customary documentation, Company shall reimburse Axiom for all reasonable postage, express/overnight mail delivery, courier services expenses and all fees and disbursements of Axiom’s outside counsel and Axiom's reasonable travel and out-of-pocket expenses as incurred in connection with the service performed by Axiom pursuant to this Agreement, including without limitation, hotel, food and associated expenses.  These expenses shall be capped at $20,000.

3.           Warrants. In addition to the Placement Agent’s Fee, upon the closing of the sale of Securities in connection with the Bridge Offering, the Company shall issue to the Placement Agent (or its assigns) warrants to purchase a number of shares of the Company’s common stock equal to ten percent (10.0%) of the gross proceeds of the sale of Securities in the Bridge Offering and (the “PA Warrants”).  The PA Warrants shall be exercisable at 100% of the Offering Price of either the Bridge Offering.  The PA Warrants shall expire five (5) years from the date of issuance.  The PA Warrants shall be in the same form, including, without limitation, the same registration rights and anti-dilution provisions, as the securities sold in the Bridge Offering; provided, however, the PA Warrants shall include a “net issuance” or “cashless” exercise feature.

4.           Advisory Warrants.  As consideration for advisory services provided by Axiom to the Company, the Company shall issue to Axiom warrants to purchase 70,000 shares of the Company’s common stock (the “Advisory Warrants”).  Such Advisory Warrants shall be in the same form and have the same terms as the PA Warrants.  The Advisory Warrants shall be promptly delivered to Placement Agent following the first closing of the Offering.

5.           Intentionally Omitted.

6.           Escrow; Collateral Agent Agreement:  All proceeds raised in the Bridge Offering shall be deposited into a FINRA compliant escrow account to be opened by the Placement Agent and the Company with a commercial banking institution prior to the commencement of the Offering (the “Escrow Account”).  The Company shall be responsible for Escrow Account fees and expenses.  Any amounts to be released from such Escrow Account shall require signatures of both the Company and the Placement Agent along with an agreed upon use of proceeds schedule.  In the event that the structure of the Bridge Offering makes an escrow account unfeasible, e.g. a line of credit, etc., the Placement Agent and the Company agree that prior to accepting any funds from the financing source (whether by drawdown notice or otherwise depending on the specific structure of the financing) the Company and the Placement Agent will execute a Use of Proceeds schedule which shall (i) specify the intended uses of such funds and (ii) include the payment of any fees and expenses of Placement Agent.  Any violation of this escrow account/use of proceeds requirement shall entitle the Placement Agent to liquidated damages equal to all cash fees, warrant fees and expenses payable to Axiom under Section A of this Agreement.  This liquidated damages provisions shall not in any way limit the Placement Agent’s right to seek additional remedies in law and/or in equity for any breach of this Agreement by the Company.  In addition, as the Company is issuing secured Notes, the parties shall engage an independent, third party collateral agent as agent to the Purchasers with respect to maintenance of the collateral granted as security in the Bridge Offering to secure the Company’s repayment of the Notes.  The Company understands that it is the Company’s obligation to promptly file all UCC financing statements and USPTO security documents and will do so promptly in connection with each closing.  Evidence of such filings shall be promptly delivered to the Placement Agent and Collateral Agent.

B.           Term, Exclusive Period and Termination of Engagement.  Except as set forth below, the term (the “Term”) of Axiom’s engagement will begin on the date hereof and end on the earlier of sixty (60) days after  the final closing of the Bridge Offering or ninety (90) days after receipt by either Party hereto of written notice of termination. Notwithstanding any such expiration or termination, Paragraphs A and C through K shall survive and remain in full force and effect and be binding on the parties hereto, in accordance with their terms.

C.           Fee Tail.  Axiom shall be entitled to a Placement Agent’s Fee, calculated in the manner provided in Paragraph A, with respect to any securities purchased in any subsequent offering (“Subsequent Offering”) by investors who invested in the Bridge Offering and/or any subsequent offering by the Company or potential purchasers whom Axiom had introduced to the Company’s Bridge Offering (including, for this purpose, any exercise by such investors of the Investor Warrants), if such Subsequent Offering or transaction is consummated at any time within the Term or the 24-month period following the Term.

D.           Non-Circumvent.  The Company hereby irrevocably agrees not to circumvent, avoid, bypass, or obviate, directly or indirectly, the intent of this Agreement through any transaction, transfer, pledge, agreement, recapitalization, loan, lease, assignment or otherwise.  The Company (including affiliates of such parties) agrees that it will not attempt, directly or indirectly, to contact parties introduced to the Company by the Placement Agent on matters described in this Agreement or contact or negotiate with any confidential source provided by Axiom, except through Axiom or with the expressed written consent of Axiom as to each such contact. The Company shall not contact, deal with, or otherwise become involved in any transaction with any corporation, partnership, individual, any banks, trust or lending institutions introduced by or through Axiom without the permission of Axiom. Any violation of this provision shall be deemed an attempt to circumvent this provision, and the Company shall be liable for damages in favor of the circumvented party.

E.           Right of Participation.  The Company shall use its best efforts to permit Axiom to participate as a placement agent or co-underwriter in connection with any future debt or equity financing of the Company or underwritten public offering for any selling security holder of the Company, or as financial advisor in connection with a ny debt or equity transaction with customary fees and other terms to be mutually agreed upon by the Company and Axiom.

F.          Use of Information.  The Company will furnish Axiom such written information as Axiom reasonably requests in connection with the performance of its services hereunder. The Company understands, acknowledges and agrees that, in performing its services hereunder, Axiom will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to the Bridge Offering and that Axiom does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to the Bridge Offering, including, without limitation, any financial information, forecasts or projections considered by Axiom in connection with the provision of its services.

G.           Confidentiality.  In the event of the consummation or public announcement of the Bridge Offering, Axiom shall have the right to disclose its participation in such Bridge Offering, including, without limitation, the placement at its cost of “tombstone” advertisements in financial and other newspapers and journals. Axiom agrees to keep confidential during the Term, and for five years after the expiration or any termination, of this Agreement, all material nonpublic information provided to it by the Company, except as required by law, pursuant to an order of a court of competent jurisdiction or the request of a regulatory authority having jurisdiction over Axiom or its affiliates (a “Regulatory Request”), or as contemplated by the terms of this Agreement, provided Axiom shall, if permitted by law, give prompt written notice to the Company of the request or order (other than a Regulatory Request) to furnish the nonpublic information. Notwithstanding any provision herein to the contrary, Axiom may disclose nonpublic information to its affiliates, agents and advisors whenever Axiom determines that such disclosure is necessary to provide the services contemplated hereunder, provided that Axiom advises such persons of the obligation to maintain the confidentiality of such information and remains liable under this Agreement for any breach of confidentiality by such affiliates, agents and advisors. Notwithstanding any provision herein to the contrary, this Section G shall not bar disclosure of, and Axiom and the Company and their respective representatives or agents may disclose, without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the Offering and related transactions and all materials of any kind (including opinions or other tax analyses) that are provided to Axiom or the Company or such representatives or agents relating to such tax treatment and tax structure, provided that with respect to any document or similar item, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Transactions. Under no circumstances will the content of the Company’s

United States Patent Application(s), Foreign Patent Application(s), or any exhibits to said patent applications be disclosed by Axiom to any party at any time for any reason, except to Axiom’s legal counsel or under order of a Court or tribunal having proper jurisdiction, or by separate written agreement with the Company or by written direction of the Company.  Said restriction shall also apply to any and all engineering reports submitted by the Company to Axiom in performance of Axiom’s due diligence investigation, whereby such engineering reports meaningfully expose or discuss material facts with respect to the Company’s intellectual property, product designs, technical performance of a product or products, component sourcing plans, manufacturing plans or any other information that may be reasonably interpreted as a “trade secret” or critical amalgamation of trade secrets.

H.           Indemnity.

1.           The Company agrees to indemnify and hold harmless the Placement Agent, its employees, consultants and representatives and each person who controls the Placement Agent within the meaning of Section 15 of the Securities Act of 1933, as amended  (the “Act”) against any and all losses, claims, expenses (including legal fees and expenses), damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or at common law in connection with (i) any breach of any representation or warranty of the Company under this Agreement or the Transaction Documents; (ii) any untrue statement of a material fact by the Company in the Transaction Documents; (iii) any omission of a material fact necessary in order to make the statements in the Transaction Documents, in light of the circumstance under which they were made, not misleading, or (iv) any failure by the Company to pay the Placement Agent the fees described in Section A of this Agreement (the “Covered Matters”), and to reimburse persons indemnified as above for any legal or other expense (including the cost of any investigation and preparation) incurred by them in connection with any litigation arising from any of the Covered Matters whether or not resulting in any liability, provided, however, that the indemnity agreement contained in this Section H.1. shall not apply to amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company, nor shall it apply to the Placement Agent or any person controlling the Placement Agent in respect of any such losses, claims, damages, or liabilities arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was based upon information furnished by the Placement Agent specifically for use in connection with the preparation of documents to be provided to prospective investors or any amendment thereof or supplement thereto or by reason of improper selling practices (including failure to comply with, or a violation of, any law or regulation by the Placement Agent, its officers, directors and registered placement agents).  The Placement Agent agrees within ten (10) days after the receipt by it of written notice of the commencement of any action against it or against any person controlling it as aforesaid, in respect of which indemnity may be sought from the Company on account of the indemnity agreement contained in this Section H.1., to notify the Company in writing of the commencement thereof.  The omission of the Placement Agent so to notify the Company of any such action shall not relieve the Company from any liability which it may have to the Placement Agent or any person controlling it as aforesaid on account of the indemnity agreement contained in this subsection except to the extent that such liability would not have been incurred had such notice been given.  In case any such action shall be brought against the Placement Agent or any such controlling person and the Placement Agent shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that it shall wish, to direct) the defense thereof at its own expense but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Placement Agent or such controlling person or persons, defendant or defendants in the litigation; provided, that the Company shall not be required to pay for more than one firm or counsel for all indemnified parties.  The Company agrees to notify the Placement Agent promptly of the commencement of any litigation or proceeding against it or in connection with the issue and sale of any of its securities and to furnish to the Placement Agent, at its request, copies of all pleadings therein and permit the Placement Agent to be an observer therein and apprise the Placement Agent of all developments therein, all at the Company’s expense.

        2.   Axiom will indemnify and hold harmless the Company and each other person who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach by Axiom or any Placement Agent of any representation, warranty or covenant contained in this Agreement, provided that Axiom or any Placement Agent shall be liable under this Section H.2. only to the extent that such losses, claims, damages or liabilities result from any action or inaction by Axiom. Axiom will reimburse any legal or other expenses reasonably incurred by the Company or any controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, provided that Axiom shall reimburse any such legal or other expenses in connection with investigating or defending any such loss, claim, damage, liability or action only to the extent that such loss, claim, damage or liability results from any action or inaction by Axiom.

3.           The respective indemnity agreements between the Placement Agent and the Company contained in Sections H.1. and H.2. of this Agreement, and the representations and warranties of the Company set forth elsewhere in this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or by or on behalf of any controlling person of the Placement Agent or the Company any controlling person of the Company, shall survive the delivery of the Securities.  Any successor of the Company and the Placement Agent or of any controlling person of the Placement Agent, as the case may be, shall be entitled to the benefits of the respective indemnity agreements.

4.           In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section H makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section H provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such person in circumstances for which indemnification is provided under this Section H, then, and in each such case, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportions so that the Placement Agent is responsible for the proportion that the fees provided for herein bear to the purchase price of the Securities, and the Company is responsible for the remaining portion; provided, that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.           Within ten days after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the “contributing party”), notify the contributing party, in writing, of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder.  In case any such action, suit or proceeding is brought against any party, and such party so notifies a contributing party or his or its Placement Agent of the commencement thereof within the aforesaid ten days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.  Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party.  The contribution provisions contained in Section H are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

I.           REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENT.

Axiom hereby represents warrants and agrees with the Company for its benefit that:

1. Valid Power and Authority. Axiom has been duly formed and is validly existing as a corporation in good standing under the laws of the State of its formation, with all requisite power and authority to conduct its business and to perform the obligations contemplated herein.

2. Due Authorization and Enforceability of this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Axiom or on its behalf and constitutes its valid, binding and enforceable agreement, except to the extent that (i) the enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (ii) the indemnification provisions of this Agreement may be held to violate public policy (under either state or federal law) in the context of the offer or sale of Securities.

3. Absence of Legal or Contractual Conflicts. Axiom’s execution and delivery of this Agreement, and the performance of its obligations thereunder, will not result in a violation of, be in conflict with or constitute a default under any agreement or instrument to which Axiom is a party or by which Axiom or its properties are bound, or any judgment, decree, order or, to its knowledge, any statute, rule or regulation applicable to Axiom.

4. Adequacy of the Documents. The information contained in the Documents relating to Axiom, if any, is complete and correct and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. Broker-Dealer Qualifications. Axiom is (and will continue to be during the term of this Agreement) a member in good standing of FINRA and agree to abide by the Rules of Fair Practice of such association. Axiom is properly registered or licensed as a broker or dealer under applicable federal and state Securities laws and regulations. Axiom, its affiliates, and its or their officers and directors (or any other person serving in a similar capacity) have not taken or failed to take any act, and are not subject to any order or proceedings, that would make unavailable any limited offering exemption from registration or qualification requirements of applicable federal or state Securities laws.

6. No Disqualifications. Neither Axiom nor any of its directors, officers, predecessors or agents nor any beneficial owner of 10% or more of any class of its equity Securities, nor any of their respective affiliates (nor any other person serving in a similar capacity):

(a)
Has been convicted within ten years prior to the date hereof of any crime or offense involving the purchase or sale of any security, involving the making of a false statement with the Securities and Exchange Commission (the “SEC”), or arising out of such person’s conduct as an underwriter, broker, dealer, municipal securities dealer or investment adviser;

(b)
Is subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within five years prior to the date hereof, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, involving the making of a false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment adviser;

(c)
Is subject to an order of the SEC entered pursuant to section 15(b), 15B(a), or 15B(c) of the Exchange Act; or is subject to an order of the SEC entered pursuant to section 203(e) or (f) of the Investment Advisers Act of 1940;

(d)
Is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to section 6 of the Exchange Act, an association registered as a national securities association under section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission constituting conduct inconsistent with just and equitable principles of trade;

(e)
Is subject to a United States Postal Service false representation order entered within five years prior to the date hereof; or is subject to a restraining order or preliminary injunction entered under section 3007 of title 39, United States Code, with respect to any conduct alleged to constitute postal fraud;

(f)
Has been or has been named as an underwriter of any securities covered by any registration statement which is the subject of any pending proceeding or examination under section 8 of the Securities Act, or is the subject of any refusal order or stop order entered thereunder within five years prior to the date hereof;

(g)
Has been or has been named as an underwriter of any securities covered by any filing which is subject to any pending proceeding under Rule 261 or any similar Rule adopted under section 3(b) of the Securities Act, or to an order entered thereunder within five years prior to the date hereof;

(h)
Has, to its knowledge, taken or failed to take any other act, or are subject to any other order or proceedings, that would make unavailable to the Company any limited offering exemption from the registration or qualification requirements of federal or state securities laws;

(i)	Has filed a registration statement that is the subject of a currently effective stop order entered pursuant to any state's securities law within five years prior to the date hereof;

(j)
Has been convicted within five years prior to the date hereof of any felony or misdemeanor in connection with the offer, purchase or sale of any security or any felony involving fraud or deceit, including but not limited to forgery, embezzlement, obtaining money under false pretenses, larceny or conspiracy to defraud;

(k)
Is currently subject to any state administrative enforcement order or judgment entered by that state's securities administrator within five years prior to the date hereof or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including but not limited to making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within five years prior to the date hereof; or

(l)
Is subject to any state’s administrative enforcement order or judgment that prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities.

J.           COVENANTS OF THE PLACEMENT AGENT.

Axiom covenants with the Company as follows:

1.           Delivery of Offering Materials. Axiom or a person acting on its behalf shall furnish to each offeree, concurrently with making an offer to such offeree (and its purchaser representative, if such a representative has been selected), a copy of the Offering Documents, as it may have been amended or supplemented by the Company, and shall maintain adequate records of each person to whom a Offering Documents has been delivered. Neither Axiom nor any of its agents will give any information or make any representation with respect to the Company or its business or affairs other than the information or representations contained in the Offering Documents or any sales literature authorized for use in connection with the Offering, or such other information as is specifically authorized by the Company.

2.           Conduct of Solicitation. Axiom or a person acting on its behalf will cause each person interested in acquiring Securities to complete and execute the Subscription Documents (copies of which are included in the Offering Documents) in order to enable the Company to determine whether such person is qualified to acquire the Securities. Axiom will not execute any Subscription Documents for any person and will not invest in the Securities through any person's discretionary trading account without the written approval of such person. Axiom will abide by, and take reasonable precautions to insure compliance with, all provisions contained in the Offering Documents and the Subscription Documents regulating the terms and manner of conducting the Offering.

3.           Compliance with Federal Securities Laws. Axiom will comply with all applicable requirements of the Securities Act and the rules and regulations promulgated thereunder, including Regulation D. Specifically, but without limitation, neither Axiom nor any person acting on its behalf will offer the Securities by means of any form of general solicitation or general advertising nor to any person or entity unless Axiom or its licensed personnel have a substantial pre-existing business relationship with such person or entity. No advertisement, article, notice or other communication regarding the Bridge Offering will be published by Axiom in any newspaper, magazine or similar medium or broadcast over television or radio. Neither Axiom nor any of its agents will sponsor, hold or participate in any seminar or meeting regarding the Bridge Offering at which the persons attending have been invited by any general solicitation or general advertising. Axiom and any person acting on its behalf will make offers of the Securities only to persons whom Axiom and its agents have reasonable grounds to believe and do believe: (a) have such knowledge and experience in business and financial matters (either alone or together with a purchaser representative) that they are capable of evaluating the merits and risks of the prospective investment and of protecting their own interests in connection with the transaction and (b) meet the investor suitability requirements contained in the Offering Documents and the Subscription Documents. Axiom and any person acting on its behalf will cooperate with the Company so that the Securities are offered and sold only to "accredited investors" as such term is defined in Rule 501 of Regulation D.  Additionally, Axiom and its agents will exercise reasonable care to ensure that a purchaser is not an underwriter within the meaning of Section 2(11) of the Securities Act.

4.           Compliance with Blue Sky Laws. Axiom will comply with all applicable requirements of any state securities or "blue sky" law or rule or regulation promulgated thereunder to the extent that such “blue sky” laws are applicable to Axiom. Axiom will not offer or sell any of the Securities in any jurisdiction (i) prior to receiving written instructions from the Company that offers may be made in such jurisdiction and (ii) except in compliance with all applicable Securities or "blue sky" laws. With respect to any state which limits the number of offers and sales which may be made, Axiom shall offer for sale no more than such number of shares of Securities as we may advise Axiom may be offered and/or sold.  The Company shall be responsible for filing Form D and all issuer related blue sky filings.

5.           Maintenance of Records. Axiom will retain in its records and make available to the Company, for a period of at least five years, information establishing that each person who purchases the Securities pursuant to the Subscription Documents solicited by Axiom is within the permitted class of investors under the requirements, if any, of the jurisdiction in which such purchaser is a resident and the suitability standards set forth in the Offering Documents and the Subscription Documents.

K.           Securities Laws Matters.  The Company shall be responsible for any and all compliance with the securities laws applicable to it, including Regulation D and the Securities Act of 1933 (the “Act”), and Rule 506 promulgated thereunder, and unless otherwise agreed in writing, all state securities (“blue sky”) laws. Axiom agrees to cooperate with counsel to the Company in that regard.

L.           Limitation of Engagement to the Company. The Company acknowledges that Axiom has been retained only by the Company, that Axiom is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of Axiom is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against Axiom or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934), employees or agents. Unless otherwise expressly agreed in writing by Axiom, no one other than the Company is authorized to rely upon this Agreement or any other statements or conduct of Axiom, and no one other than the Company is intended to be a beneficiary of this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by Axiom to the Company in connection with Axiom’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. Axiom shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by Axiom.

M.           Limitation of Axiom’s Liability to the Company.  Axiom and the Company further agree that neither Axiom nor any of its affiliates or any of its their respective officers, directors, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act of 1934), employees, consultants or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by Axiom and that are finally determined (by a court of competent jurisdiction and after exhausting all appeals) to have resulted solely from the willful misconduct of Axiom.  With respect to alleged breaches of the Confidentiality provisions herein by Axiom, the Company shall have the right to pursue equitable relief in addition to any other remedy in equity or law.

N.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any disputes which arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City of New York, State of New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City of New York, State of New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and State of New York. In the event of the bringing of any action, or suit by a party hereto against the other party hereto, arising out of or relating to this Agreement, the party in whose favor the final judgment or award shall be entered shall be entitled to have and recover from the other party the costs and expenses incurred in connection therewith, including its reasonable attorneys’ fees.

O.           Notices.  All notices hereunder will be in writing and sent by certified mail, hand delivery, overnight delivery or telefax, if sent to Axiom, to Axiom Capital Management, Inc., 780 Third Avenue – 43rd floor, New York, NY 10017 Attention Mr. Mark Martino, with a copy to Wollmuth Maher & Deutsch, LLP, 500 Fifth Avenue 12th floor, New York, NY 10110, Attention: Gerald Coviello, Esq. and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to: Lance Leonard at the address set forth on page one of this Agreement.  Notices sent by certified mail shall be deemed received five days thereafter, notices sent by hand delivery or overnight delivery shall be deemed received on the date of the relevant written record of receipt, and notices delivered by telefax shall be deemed received as of the date and time printed thereon by the telefax machine.

P.           Miscellaneous.  This Agreement shall not be modified or amended except in writing signed by Axiom and the Company. This Agreement shall not be assigned without the prior written consent of Axiom and the Company; provided, however, that in the event of a Offering in which the Company is not the surviving corporation or entity, the Company’s remaining obligations, if any, under this Agreement shall remain in full force and effect and become obligations of the surviving corporation or entity. This Agreement constitutes the entire agreement of Axiom and the Company with respect to the subject matter hereof and supersedes any prior agreements. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile and Adobe PDF counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by Axiom and the Company, please sign in the space provided below, whereupon this letter shall constitute a binding Agreement as of the date indicated above.

Very truly yours,

AXIOM CAPITAL MANAGEMENT, INC.

By: /s/ Mark D. Martion
Name: Mark D. Martino
Title:   President & CEO

Confirmed and accepted as of
the date first above written

TRUE DRINKS INC.

By:          /s/ Dan Kerker
Name:    Dan Kerker
Title:      CFO